SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 10, 2004

Date of report

DIMON INCORPORATED

(Exact name of registrant as specified in its charter)

Virginia	000-25734, 001-13684	54-1746567
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

512 Bridge Street

Danville, Virginia 24541

(Address of principal executive offices)

(434) 792-7511

(Registrant’s telephone number, including area code)

N/A

(former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

DIMON Incorporated and Subsidiaries

ITEM 8.01 Other Events

DIMON Incorporated is restating (a) its audited consolidated financial statements for the years ended June 30, 2002 and 2003 and the transitional nine months ended March 31, 2004, Selected Financial Data, and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations which appeared in its Annual Report on Form 10-K/A for the transitional fiscal period ending March 31, 2004 and (b) its unaudited consolidated financial statements as of June 30, 2004 and the three months ended June 30, 2004 and related Management’s Discussion and Analysis of Financial Condition and Results of Operations, which appeared in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2004. The restatement relates to Financial Accounting Standards No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets” (SFAS144). On September 30, 2004, concurrent with the sale of its Italian processing facility, the Company made a decision to discontinue all Italian operations as part of its ongoing plans to realign its operations to more closely reflect worldwide changes in the sourcing of tobacco. Under SFAS 144, the Company is required to reclassify amounts related to the Italian operations as discontinued operations on a basis comparable to the current presentation for the periods covered by the restated financial statements.

This current Report on Form 8-K updates Items 6, 7 and 8 of the Company’s 2004 Form 10-K/A and its Form 10-Q for the three months ended June 30, 2004 to reflect the reclassification of Italian operations as discontinued operations. All other items in the 2004 Form 10-K/A and June 30, 2004 Form 10-Q remain current and no revisions to other information provided in such Form 10-K/A and Form 10-Q have been made other than to reflect changes related to discontinued operations.

ITEM 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements.

None

(b)	Pro Forma Financial Information.

None

(c)	Exhibits.

Number	Description
12	Ratio of Earnings to Fixed Charges for the years ended June 30, 2000 to 2003 and the transitional nine months ended March 31, 2004

23.1	Consent of Ernst & Young LLP

23.2	Consent of Ernst & Young LLP

99.1	Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data for the years ended June 30, 2002 and 2003 and the transitional nine months ended March 31, 2004

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements as of June 30, 2004 and for the three months ended June 30, 2004

DIMON Incorporated and Subsidiaries

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2004	DIMON Incorporated
Registrant

	By:	/s/ Thomas G. Reynolds
Thomas G. Reynolds Vice President - Controller (Principal Accounting Officer)

DIMON Incorporated and Subsidiaries

INDEX TO EXHIBITS

Exhibit No.	Description
12	Ratio of Earnings to Fixed Charges for the years ended June 30, 2000 to 2003 and the transitional nine months ended March 31, 2004

23.1	Consent of Ernst & Young LLP

23.2	Consent of Ernst & Young LLP

99.1	Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data for the years ended June 30, 2002 and 2003 and the transitional nine months ended March 31, 2004

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements as of June 30, 2004 and for the three months ended June 30, 2004